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                                                                  EXHIBIT 10.8.C

                                AMENDMENT #3 TO
                    EMPLOYMENT AGREEMENT DATED JULY 1, 1994

     Reference is made to that certain Employment Agreement dated as of July 1, 1994 (the "Agreement"), by and between Image Entertainment, Inc., a California
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corporation ("Image"), and Martin W. Greenwald, an individual ("Executive").
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All defined terms not defined herein will have the meanings set forth in the
Agreement.

1. EFFECTIVE DATE. All of the terms and conditions of this Amendment will be applicable commencing on and effective as of June 1, 1997 (the "Effective
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     Date").
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2.   FISCAL 1998 GUARANTEED BONUS. The parties hereby agree to amend the terms of Paragraph 3(b) of the Agreement to provide that Executive will be entitled to receive a discretionary, guaranteed bonus for the fiscal year ending March 31, 1998, as follows:

     a. GUARANTEED BONUS AMOUNT. In addition to the Bonus Compensation described in Paragraph 3(b) of the Agreement, Executive will be entitled to receive a discretionary, guaranteed, non-returnable, non-reimbursable bonus in the total amount of $90,000.00 for the fiscal year ending March 31, 1998 (the "Guaranteed Bonus").
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     b.   PAYOUT OF GUARANTEED BONUS. The Guaranteed Bonus will be paid to
          Executive in equal biweekly installments of $4,050.00 commencing June 1, 1997.

     c. GUARANTEED BONUS APPLIED AGAINST BONUS COMPENSATION FOR FISCAL 1998. If any monies are earned by Executive under the Bonus Plan for fiscal 1998, Executive will only be entitled to receive the difference between the amount of the Bonus Compensation and the amount of the Guaranteed Bonus. [(The following examples are for illustration purposes only and are not intended to be contractual provisions.) Example 1: If the Executive earns $100,000.00 of Bonus Compensation under the Bonus Plan, Executive would only be entitled to receive $10,000.00 of the $100,000.00 (i.e., $100,000.00 Bonus Compensation -
          $90,000.00 Guaranteed Bonus). Example 2: If Executive earns $50,000.00 of Bonus Compensation under the Bonus Plan, Executive would nevertheless continue to receive the full amount of the Guaranteed Bonus but would not be entitled to receive any Bonus Compensation. Example 3: If Executive earns no monies under the Bonus Plan, Executive would nevertheless continue to receive the full amount of the Guaranteed Bonus.]

3.   GENERAL PROVISIONS.

     a.   Headings. Article and paragraph headings, as used in this Amendment,
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          are for convenience only and are not a part hereof, and will not be used to interpret any provision of this Amendment or the Agreement.

     b.   Integration. The parties hereby acknowledge and agree that the
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          Agreement as amended hereby constitutes the entire agreement between the parties with respect to the subject matter hereof.

     c.   Severability. In the event that any provision of the Agreement as
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          amended hereby will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Agreement.
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     d.   Ratification and Confirmation of Agreement. Except as set forth herein
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          to the contrary, the Agreement is hereby ratified and affirmed;
          provided, however, that in the event of any inconsistencies, the
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          terms, conditions and definitions set forth herein will control.


     IN WITNESS WHEREOF, each of the parties has executed and entered into this Amendment as of the Effective Date set forth above.

"Image Entertainment, Inc.":            "Executive"
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/s/ MARTIN W. GREENWALD                 /s/ MARTIN W. GREENWALD
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Martin W. Greenwald, President          Martin W. Greenwald, an individual